UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

Tigo Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Campbell Technology Parkway, Suite 150 Campbell, California	95008
(Address of principal executive offices)	(Zip Code)

(408) 402-0802

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2023, the board of directors (the “Board”) of Tigo Energy, Inc. (the “Company”) increased the number of directors that constitute the entire Board from six directors to seven directors and appointed Sagit Manor to the Board, effective January 1, 2024.

Sagit Manor, age 51, will serve as a member of our Board of Directors beginning in January 2024. Currently, Ms. Manor serves as the Chief Financial Officer of Nayax Ltd. (Nasdaq & TASE: NYAX) (“Nayax”), a position she has held since June 2021. Prior to joining Nayax, Ms. Manor served as Chief Executive Officer and Chief Financial Officer of Nyotron Information Security Ltd. (“Nyotron”), from October 2017 to March 2021. Prior to Nyotron, Ms. Manor held multiple financial leadership positions at VeriFone Systems Inc., from November 2006 to October 2017, and most recently served as Vice President of Finance and Product Chief Financial Officer from January 2015 to October 2017. Ms. Manor holds a Bachelor of Arts degree in Business and Accounting from the College of Management Academic Studies.

There is no arrangement or understanding between Ms. Manor, on the one hand, and any other persons, on the other, pursuant to which Ms. Manor was selected as a director of the Company. The Company is not aware of any transaction in which Ms. Manor has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Manor will be entitled to compensation for service on the board on the same basis as all other non-employee directors of the Company.

In addition, on December 19, 2023, the Company issued a press release announcing the appointment of Ms. Manor as a director of the Company. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2023

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer

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